INVENTORIES	12 Months Ended
Dec. 31, 2023
INVENTORIES
INVENTORIES

NOTE 7: INVENTORIES

Inventories are stated at the lower of cost or net realizable value. Inventories included the following:

	December 31,
In millions	2023	2022
Finished products	$179.2	$195.9
Work-in-process and raw materials	101.1	92.4
Inventories at FIFO cost	280.3	288.3
Excess of FIFO over LIFO	(30.3)	(43.3)
Total inventories	$250.0	$245.0